Exhibit No. 99.2

                            PROSPECT BEVERAGES, INC.

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                        NUMBER

INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS FOR THE
    YEAR ENDED AUGUST 31, 1999:

    Balance Sheet                                                          2

    Statement of Operations                                                3

    Statement of Cash Flows                                                4

    Statement of Changes in Stockholders' Deficiency                       5

    Notes to Financial Statements                                         6-9

AUDITORS' REPORT ON SUPPLEMENTARY
    INFORMATION FOR THE YEAR ENDED
    AUGUST 31, 1999:                                                      10

    Schedule of Cost of Goods Sold                                        11

    Schedule of Selling and Delivery, and General and
       Administrative Expenses                                            12

INDEPENDENT AUDITORS" REPORT

To the Board of Directors
Prospect Beverages, Inc.
700 Columbia Street
Brooklyn, NY 11231

Gentlemen:

We have audited the accompanying balance sheet of Prospect Beverages, Inc. as of August 31, 1999, and the related statements of operations, cash flows and changes in stockholders' deficiency for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used in significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Prospect Beverages, Inc. as of August 31, 1999 and the results of its operations, cash flows and changes in stockholders' deficiency for the year then ended in conformity with generally accepted accounting principles.



/s/ Chaifetz & Schrieber, P.C.
December 20, 1999 (Except for Notes 5 and 10, which are as of January 20, 2000).

PROSPECT BEVERAGES, INC.

BALANCE SHEET
AUGUST 31,
1999

ASSETS

CURRENT ASSETS:
Cash                                                   $      59,971
Accounts receivable                                          318,456
Inventory                                                  1,846,572
Prepaid expenses                                              81,838
                                                        -------------
      Total current assets                                 2,306,837
                                                        -------------

Fixed assets                                                 158,490
Distribution rights - net                                  3,040,119
Security deposits                                            130,780
                                                        -------------

TOTAL ASSETS                                           $   5,636,226
                                                        =============
LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
Accounts payable                                       $   1,075,861
Note payable - bank                                        3,988,013
Accrued expenses                                             215,944
Customer deposits payable                                     73,892
Due to customers                                               6,135
                                                        -------------
      Total current liabilities                            5,359,845

Notes payable - officers, subordinated                       940,650
                                                        -------------
      Total liabilities                                    6,300,495
                                                        -------------

STOCKHOLDERS' DEFICIENCY:
Common stock - no par value, 1,000 shares authorized;
      40 shares issued and outstanding                         4,827
Deficit                                                     (669,096)
                                                        -------------
            Total stockholders' deficiency                  (664,269)
                                                        -------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY         $   5,636,226
                                                        =============


   The accompanying notes are an integral part of these financial statements.
                                      - 2 -

PROSPECT BEVERAGES, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999

SALES - NET                                                $   22,448,422

COST OF GOODS SOLD                                             18,125,048
                                                            --------------

GROSS PROFIT                                                    4,323,374
                                                            --------------

OPERATING EXPENSES:
Selling and delivery                                            2,103,019
General and administrative                                      2,394,756
                                                            --------------
     Total operating expenses                                   4,497,775
                                                            --------------

LOSS FROM OPERATIONS                                             (174,401)
                                                            --------------

OTHER INCOME (EXPENSE):
Interest income                                                    12,881
Miscellaneous income                                               12,200
Interest expense                                                 (432,451)
                                                            --------------
      Total other income (expense)                               (407,370)
                                                            --------------

LOSS BEFORE INCOME TAXES                                         (581,771)

INCOME TAXES                                                        1,000
                                                            --------------
NET LOSS                                                   $     (582,771)
                                                            ==============





   The accompanying notes are an integral part of these financial statements.
                                      - 3 -

PROSPECT BEVERAGES, INC.

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED AUGUST 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss                                                   $    (582,771)
                                                            -------------
Adjustments to reconcile net loss to
 net cash used in operating activities:
      Depreciation and amortization                              226,738
Changes in operating assets and liabilities:
      Decrease in accounts receivable                            200,928
      Increase in inventory                                      (52,776)
      Decrease in due from suppliers                             267,959
      Decrease in prepaid expenses                                17,347
      Decrease in security deposits                               20,778
      Decrease in accounts payable
       and accrued expenses                                   (1,235,535)
      Increase in customer deposits payable                       22,786
      Increase in due to customers                                 6,135
                                                            -------------
        Total adjustments                                       (525,640)
                                                            -------------
Net cash used in operating activities                         (1,108,411)
                                                            -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of fixed assets                                        (311,620)
                                                            -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings from bank                                             160,099
Note proceeds from officers                                      940,650
                                                            -------------
Net cash provided by financing activities                      1,100,749
                                                            -------------

NET DECREASE IN CASH                                            (319,282)

CASH - SEPTEMBER 1, 1998                                         379,253
                                                            -------------

CASH - AUGUST 31, 1999                                     $      59,971
                                                            =============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for:
   Interest                                                $     421,526
                                                            =============



   The accompanying notes are an integral part of these financial statements.
                                      - 4 -

PROSPECT BEVERAGES, INC.

STATEMENT OF STOCKHOLDERS' DEFICIENCY
FOR THE YEAR ENDED AUGUST 31, 1999

                                                                                         Total
                                             Additional                               Stockholders'
                                             Paid-in                                    Equity
                                             Capital              Deficit             (Deficiency)
                                          -------------        -----------            ------------

Balance - beginning of year as
   previously reported                   $    4,827           $   2,234,297          $  2,239,124

Prior period adjustment - (see Note 7)         -                 (2,320,622)           (2,320,622)
                                          -------------        -------------          -------------

Balance - beginning of year as restated       4,827                 (86,325)              (81,498)

Net loss                                       -                   (582,771)             (582,771)
                                          -------------        -------------          -------------

Balance - ending                         $    4,827           $    (669,096)         $   (664,269)
                                          =============        ==============         =============






   The accompanying notes are an integral part of these financial statements.
                                      - 5 -

PROSPECT BEVERAGES, INC.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31,
1999



1.    ORGANIZATION AND BUSINESS

      Prospect   Beverages,  Inc.  (the  "Company")  was  formed in  June  1988, in the State of New York, to operate as a wholesale distributor of beer and other beverages in New York City.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Revenue Recognition - Revenues are recognized generally at the time of delivery of merchandise.

      Use of Estimates - The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Inventory - Inventory, is valued at the lower of cost, determined by the first-in, first-out method, or market.

      Property and Equipment - Property and equipment are stated at cost and are being depreciated over the related assets estimated useful lives, generally 5 to 10 years, using the straight-line and accelerated methods for both financial reporting and income tax purposes. Leasehold improvements, in accordance with the Internal Revenue Code, are amortized on a straight-line basis over 39 years. The difference between depreciation and amortization calculated under such methods and methods acceptable under generally accepted accounting principles is not material to these financial statements. Related depreciation and amortization expense for the year ended August 31, 1999 was $130,907.

      Accounts Receivable - At August 31, 1999, the Company has recorded an allowance for uncollectible accounts receivable in the amount of $3,000.

      Income Taxes - The Company has elected S Corporation status for federal and New York state income tax purposes and, accordingly, profits and losses of the Company are reportable on the tax returns of its sole shareholder. Earnings subsequent to the election may be withdrawn by the stockholder without any further federal or New York state tax consequences to him. The Company has a New York City net operating loss carry forward from 1996 of $280,452. No tax benefit has been calculated due to the alternative minimum tax assessed on officers' salaries by New York City.

PROSPECT BEVERAGES, INC.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31,
1999



2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Advertising - The Company expenses advertising costs as incurred. Advertising expense was $23,442 for the year ended August 31, 1999.

      Distribution Rights - The Company's licenses to distribute certain beverage products in New York City, is recorded at cost. Such costs are amortized on a straight-line basis over 40 years. Amortization for the year ended August 31, 1999 was $95,831 and accumulated amortization at August 31, 1999 was $592,633.

3.    REALIZATION OF ASSETS

      The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained substantial operating losses and has used substantial amounts of working capital to acquire distribution rights. Further, at August 31, 1999, current liabilities exceed current assets by $3,053,008, and total liabilities exceed total assets by $664,269. In the event that the Company has to sell its distribution rights, whose fair value is estimated to exceed the working capital deficiency, management believes that it can continue to operate in a competitive environment given its facility and expertise.

      In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, and the success of its future operations. Management believes that actions presently being taken to revise the Company's operating and financial requirements as well as the potential working capital available to it from the sale of its distribution rights, if required, provide the opportunity for the Company to continue as a going concern.

4.    FIXED ASSETS

      Fixed assets are made up of the following:

      Trucks and autos                                  $    432,789
      Machinery and equipment                                257,772
      Leasehold improvements                                  43,632
                                                          ----------
                                                             734,193
      Less: accumulated depreciation and amortization        575,703
                                                          ----------
                                                        $    158,490
                                                          ==========
                                      - 7 -

PROSPECT BEVERAGES, INC.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31,
1999



 5.   NOTE PAYABLE - BANK

      The Company has a line of credit at LaSalle National Bank ("LaSalle") which it entered into under a loan and security agreement (the "Credit Agreement") dated August 31, 1998. As a result of the prior period adjustment (see Note 7) the Company has been unable to meet its minimum Tangible Net Worth requirement, as defined in the Credit Agreement. Consequently, during January 2000 the credit line was reduced to $4,275,000 under a letter agreement with LaSalle. The credit line has a sub-limit based on certain percentage limitations of eligible accounts receivable and includes a $2,325,000 special accommodation at August 31, 1999 which is being reduced semimonthly by $18,750. Commencing January 31, 2000, the credit line is renewable monthly and the total credit line limit is to automatically reduce by $25,000 per month.

      The line of credit is secured by substantially all of the Company's assets. The annual interest rate charged on amounts financed under this line of credit is increased from the previous "% to 2% above LaSalle's annual prime lending rate, effective December 31, 1999. The agreement will automatically renew from month to month. The Company's officers have subordinated their loans to the Company totaling $940,650 to the borrowing from the Bank (see Note 10). At August 31, 1999, the Company owed LaSalle $3,988,013.

 6.   NOTES PAYABLE - OFFICERS

      During February and August 1999, the Company's officers extended loans to the Company, as evidenced by promissory notes payable to these officers, totaling $946,650, which bears interest at an annual rate of 8%. Interest is payable January 31, 2001.

 7.   PRIOR PERIOD ADJUSTMENT

      Retained earnings at September 1, 1998, has been adjusted to correct for errors made in the overstatement of inventory, understatement of certain liabilities and overstatement of certain other assets at August 31, 1998. Had the errors not been made, net income for 1998 would have decreased $2,317,622 net of income taxes of $3,000.

PROSPECT BEVERAGES, INC.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31,
1999



 8.   LEASE COMMITMENTS

      The Company leases its office and warehouse facilities under a noncancellable operating lease arrangement which requires minimum monthly payments of $23,750 through August 1, 2012. Rent expense for the year ended August 31, 1999, was $347,350.

      The Company leases its trucks, autos, and office equipment under various cancellable operating term lease agreements, which aggregate approximately $30,000 per month.

 9.   CAPITAL STRUCTURE

      The Company has 40 shares of no par value common stock issued and outstanding. Common shares are voting and dividends are paid at the discretion of the Board of Directors.

10.   SUBSEQUENT EVENT

      On January 20, 2000, loans payable to the officers in the amount of $940,650 was subordinated to LaSalle with no expiration date.

                            SUPPLEMENTARY INFORMATION

AUDITORS" REPORT ON SUPPLEMENTARY INFORMATION


To the Board of Directors
Prospect Beverages, Inc.
700 Columbia Street
Brooklyn, NY 11231

Gentlemen:

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information, schedule of selling and delivery, and general and administrative expenses for the year ended August 31, 1999, contained on pages 11 and 12 is presented for purposes of additional analysis and is not required for a fair presentation of financial position, results of operations, and cash flows. All information contained therein is the representation of the Company's management. In accordance with the Company's request, our audit did not encompass the detailed classifications of such supplementary information, accordingly, we do not express an opinion on such information.




/s/ Chaifetz & Schreiber, P.C.
December 20, 1999

PROSPECT BEVERAGES, INC.

SCHEDULE OF COST OF GOODS SOLD
FOR THE YEAR ENDED AUGUST 31, 1999

COST OF GOODS SOLD:
Inventory - beginning                                   $    1,793,796
Purchases                                                   15,633,666
Excise taxes                                                 1,596,639
Warehouse salaries                                             518,064
Other direct costs                                             262,609
Payroll taxes                                                   51,980
Freight-in                                                     114,866
                                                          -------------
Total cost of goods available for sale                      19,971,620
Less:   inventory - ending                                   1,846,572
                                                          -------------
COST OF GOODS SOLD                                      $   18,125,048
                                                          =============





               See Auditors' Report on Supplementary Information.
                                      - 11-

PROSPECT BEVERAGES, INC.

SCHEDULE OF SELLING AND DELIVERY, AND GENERAL AND
      ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED AUGUST 31, 1999

SELLING AND DELIVERY:
Sales salaries                                          $      758,533
Truck rentals and expenses                                     447,420
Drivers salaries                                               425,393
Travel and auto                                                311,309
Payroll taxes                                                  104,155
Entertainment                                                   32,767
Advertising                                                     23,442
                                                          -------------
      Total                                             $    2,103,019
                                                          =============

GENERAL AND ADMINISTRATIVE:
Officers' salaries                                      $      392,800
Rent                                                           347,350
Office salaries                                                330,088
Insurance                                                      273,922
Depreciation and amortization                                  226,738
Utilities                                                      119,424
Bank charges                                                   116,699
Professional fees                                              112,782
Employee welfare                                                98,111
Telephone                                                       93,485
Computer                                                        67,072
Payroll taxes                                                   63,773
Office and postage                                              44,992
Penalties                                                       38,131
Repairs and maintenance                                         19,833
Consulting                                                      19,650
Miscellaneous                                                   11,102
Equipment rentals                                               10,122
Bad debts                                                        3,000
Donations                                                        2,240
Security                                                         2,207
Licenses and permits                                             1,235
                                                          -------------
    Total                                               $    2,394,756
                                                          =============

               See Auditors' Report on Supplementary Information.
                                      - 12-